Item 1. Report to Shareholders

OCTOBER 31, 2004

INTERNATIONAL DISCOVERY FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB
Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. Rowe Price International Discovery Fund
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FELLOW SHAREHOLDERS

International small-cap stocks posted solid gains but slightly lagged large-caps over the six months ended October 31, 2004, reversing the trend from the previous half year. The Federal Reserve began to increase short-term U.S. interest rates, setting off a rising-rate trend that is typically detrimental to small-cap performance. Emerging markets, particularly the more volatile segments of that class, performed best during the period. Japanese stocks, which surged during the six months ended in April, slipped in the most recent half year as economic data weakened. The U.S. dollar fell against most major currencies, aiding returns for dollar-based investors.

PERFORMANCE COMPARISON

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/04             6 Months    12 Months
--------------------------------------------------------------------------------

International Discovery Fund          4.10%       17.58%

MSCI EAFE Small Cap Index *           5.32        20.13

Citigroup Non-U.S. Extended
Market Index                          7.21        22.82

Lipper International Small/
Mid-Cap Growth Funds Average          3.95        18.21

*    Principal Return Only

Please see the fund's quarter-end returns following this letter.

We are pleased to report another period of positive absolute returns as the fund gained 4.10% for the six months and 17.58% for the year. As the table shows, the fund lagged its broad international small-capitalization indices over six and 12 months, but performance was mostly in line with its Lipper peer group average.

The fund benefited from good stock selection in Australia and India, our top-performing markets over the past six months, but poor stock selection in Japan, Germany, the U.K., and Sweden hampered results. Markets that have typically not been our domain, such as Brazil, Mexico, Russia, and Turkey, all performed very strongly, representing an opportunity cost for us. On a sector basis, utilities, energy, real estate, and materials--sectors where we were underweight relative to the benchmarks--outperformed, while diversified financials, retailing, software and services, and technology hardware-- overweight sectors for us--were among the worst performers. The period was atypical in that interest rate-sensitive sectors such as utilities and real estate outperformed even though rates were rising. The phenomenal strength in crude oil prices meant energy--typically regarded as a defensive sector--was one of the major winners, while higher oil prices had a negative effect on economically sensitive sectors.

PORTFOLIO AND STRATEGY REVIEW

The past six months saw a major change in interest rate trends, as the Federal Reserve began its long-anticipated tightening cycle. Beginning on June 30, the Fed raised its short-term fed funds target rate from a four-decade low of 1.00% to 1.75% in three quarter-point increments. (In November, after the fund's reporting period, the Fed raised its target rate to 2.00%.) Historically, this turn in interest rates has marked the end of the small-cap outperformance cycle. Although international small companies managed to post solid gains, they were a lagging asset class during the period.

Japan, a lively market when we last wrote to you, began to stall as economic growth decelerated into the second and third quarters. Since we also saw signs of speculation in that market, we deemed it appropriate to take some profits, reducing exposure to 20% from 24%. The surprising May election results in India, where the opposition party's victory seemed to threaten reforms, caused a steep drop in that market, and we used the weakness to increase our weighting to 6%. India's stocks subsequently rebounded as investors' fears eased.

Sector Diversification
--------------------------------------------------------------------------------

                                       Percent of    Percent of
                                       Net Assets    Net Assets
                                         4/30/04      10/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                      30.3%         28.8%

Industrials and Business Services           14.9          14.3

Financials                                  14.1          14.3

Information Technology                      12.8          11.4

Health Care                                  7.2           9.3

Materials                                    6.6           6.4

Consumer Staples                             2.4           4.2

Telecommunications Services                  2.8           3.4

Energy                                       1.9           2.8

Utilities                                    0.6           0.6

Other and Reserves                           6.4           4.5
--------------------------------------------------------------------------------
Total                                      100.0%        100.0%

In Europe, the pattern of economic growth remained patchy, with the German consumer particularly weak. The euro was the strongest currency during the past six months, advancing more than 6% relative to the dollar, and partly as a result our Europe-ex U.K. weighting rose from 29.7% to 32.9%.

Consumer discretionary remains our largest sector exposure. This largely reflects our bias in Japan for domestic rather than export sectors but also recognizes the strength of consumer spending elsewhere in Asia. We remain underweight in materials and believe our ambivalence toward the sector is justified by volatile commodity markets, which reflect concerns about a sharp slowdown in the Chinese economy. Within technology, we eliminated a number of semiconductor stocks due to concerns about the industry's inventory cycle. We maintained our exposure to software, and although technology overall underperformed, we are encouraged by signs of a tangible recovery in corporate capital spending.

Stock selection continues to be the primary determinant for inclusion in your portfolio, and to that end we strive to find the best small and mid-size stocks internationally. We emphasize high and rising returns (such as net profit and return on equity) and accelerating top-line growth in our search for the best emerging growth stocks. Because of the extensive research efforts of our analytical team, we often find situations that the "Street" overlooks or where the market is underestimating earnings growth. We refer to this as the "undiscounted change" in markets.


Market Performance
--------------------------------------------------------------------------------

Six Months                             Local        Local Currency          U.S.
Ended 10/31/04                      Currency      vs. U.S. Dollars       Dollars
--------------------------------------------------------------------------------
Australia                             12.65%                3.43%         16.51%

Finland                                3.90                 6.11          10.26

France                                 3.34                 6.11           9.65

Germany                               -0.36                 6.11           5.73

Hong Kong                             10.22                 0.21          10.45

India                                  3.99                -1.97           1.94

Japan                                 -7.06                 3.92          -3.42

Sweden                                 3.75                 7.40          11.43

Switzerland                           -6.81                 7.92           0.57

United Kingdom                         4.13                 3.32           7.60

Source: RIMES Online, using MSCI indices.


REGIONAL RESULTS

Europe
Sentiment and liquidity in Western Europe deteriorated throughout the summer but picked up again in September. Valuations remain supportive, and we are encouraged by the amount of "bid activity," particularly privatizations or buyouts from cash-rich venture capital companies. Lackluster economies in the core European countries provided a poor backdrop for investing, particularly in Germany.

Key purchases during the period included Jessops, a U.K. retail chain that we picked up on its initial public offering, which specializes in photography and is benefiting from the boom in digital cameras; Germanos, a Greek retailer of mobile handsets and contracts; and Phonak (Switzerland), a manufacturer of high-end hearing devices. Major sales included MFI (U.K.), which we eliminated ahead of a major decline in the share price as operating performance fell, and Swiss private bank Julius Baer, whose net cash inflows were not as good as we had anticipated. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

We also eliminated several semiconductor stocks, including Micronas (Switzerland), Melexis (Belgium), and Wolfson Micro and CSR (both U.K.). Using the knowledge of the telecom sector that we gained through our successful investment in Carphone Warehouse, we bought France's Avenir Telecom in addition to the previously mentioned Germanos. As distributors with leading market shares, these companies are in a strong strategic position given the need of mobile operators to sell their new third generation (3G) products and services. Key outperformers were Cairn Energy (exploration and production, U.K.) and K&S (potash mines, Germany), while major detractors included Medion (consumer electronics, Germany), Eidos (computer game software, U.K.), and Teleca (software and services, Sweden).

Japan
In our last shareholder letter, we wrote about the Japanese economy's renaissance in the fourth quarter of 2003 and the first quarter of 2004 that had driven strong stock market returns, especially among small companies. We also warned of an incipient bubble in Internet stocks. Since then, Japan's economy has decelerated (although it has stayed in positive territory), and the frothy market conditions in the Internet sector extended to other areas, as evidenced by the performance of the Mothers index--a measure of Japan's smallest companies--which doubled from the start of the year until July. We duly took profits. We have sold many of our more volatile holdings, including Privee Zurich Turnaround, a private equity firm that was a key contributor during the period, and telemarketer Bellsystem 24.

Despite these weaknesses, we believe that two key planks in our Japan investment thesis are still in place: domestic consumer demand and restructuring. In line with our thinking, the portfolio is skewed toward companies focused on domestic consumers and those with high--and rising--returns on equity. Major new holdings during the period were SMBC Friend Securities (a brokerage that has a successful niche selling income funds), OMC Card (a consumer credit company), BSL (a maker and wholesaler of fishing nets), and Yamoto Kogyo (marine and steel products).

Geographic Diversification
--------------------------------------------------------------------------------

                                  Percent of    Percent of
                                  Net Assets    Net Assets
Periods Ended                       4/30/04      10/31/04
--------------------------------------------------------------------------------
Europe                                 44.7%         47.3%

Far East                               23.7          27.1

Japan                                  23.7          20.0

Other and Reserves                      7.9           5.6
--------------------------------------------------------------------------------
Total                                 100.0%        100.0%


Rest of the World
As noted previously, small companies performed best in the more exotic parts of the world, such as Latin America, Eastern Europe, and South Africa, and this has been an opportunity cost to the fund. However, we had outstanding success in Australia, where a strong economy and currency combined with firm resources demand to produce excellent results for the past six months. Good stock selection enabled our Australian holdings to significantly outperform the market index over that period, led by gambling machine maker Aristocrat Leisure--the fund's largest holding--and Downer Ltd., a provider of infrastructure management services that we added during the most recent six months.

We took advantage of the market turmoil following India's surprise election result to buy several new positions. We think there is plenty of value yet to be discovered below the first tier of India's largest firms. Companies such as cotton textile producers Arvind Mills and Bombay Dyeing are trading below asset value, but we believe they have genuine potential to earn high returns in the future.

We avoided the worst fallout from the global technology decline by owning companies in Taiwan and South Korea that are geared toward domestic consumers. Our emerging markets exposure finished the period at just over 14%.

INVESTMENT OUTLOOK

International markets are in a positive mood and appear capable of shrugging off the quadruple obstacles of slowing economies, high energy prices, rising (or normalizing) U.S. interest rates, and a weakening U.S. dollar.

We wrote last time that international small-caps would not enjoy the degree of outperformance over large-caps they had in previous quarters, and this view has been vindicated over the past six months. The small-cap outperformance cycle has largely run its course, and rising interest rates are likely to create a headwind for small-caps going forward. Valuations in international markets remain supportive, however, as illustrated by the buyout activity from private equity funds.

We believe stock selection adds as much as 80% of the value in small-company investing. The breadth of opportunity in international markets is such that there will always be stones left unturned, situations that are underresearched, and growth that is undiscounted. Your global team of portfolio managers and analysts will endeavor to keep the "discovery" in the International Discovery Fund. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

David J.L. Warren

President, T. Rowe Price International Funds, Inc.

November 19, 2004

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup Non-U.S. Extended Market Index: A small-capitalization index of the Citigroup Broad Market Index.

Lipper Averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Small-Cap Index: A market capitalization weighted index of small-cap stocks in 21 world markets.

T. Rowe Price International Discovery Fund
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Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------

Aristocrat Leisure, Australia                                               2.0%

K&S, Germany                                                                1.6

Spir Communication, France                                                  1.3

Dis Deutscher 144A, Germany                                                 1.2

Sorin, Italy                                                                1.1
--------------------------------------------------------------------------------

UCB, Belgium                                                                1.1

Germanos, Greece                                                            1.1

GFK, Germany                                                                1.0

Benfield Group, United Kingdom                                              1.0

Cairn Energy, United Kingdom                                                1.0
--------------------------------------------------------------------------------

3i Group, United Kingdom                                                    1.0

USS, Japan                                                                  1.0

Jessops, United Kingdom                                                     1.0

IDS Scheer, Germany                                                         0.9

Phonak Holding, Switzerland                                                 0.9
--------------------------------------------------------------------------------

Folli-Follie, Greece                                                        0.9

Warner Chilcott, United Kingdom                                             0.9

Ipsos, France                                                               0.8

Rapala VMC, Finland                                                         0.8

Neopost, France                                                             0.8
--------------------------------------------------------------------------------

Elisa, Series A, Finland                                                    0.8

Marlborough Stirling, United Kingdom                                        0.8

Teleca, Sweden                                                              0.8

Oil Search, Australia                                                       0.8

Medion, Germany                                                             0.8
--------------------------------------------------------------------------------

Total                                                                      25.4%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.


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T. Rowe Price International Discovery Fund
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Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

As of 10/31/04

International Discovery Fund   $24,932
Citigroup Non-U.S. Extended Market Index   $19,185

                         Citigroup Non-U.S.
                        Extended Market Index       International Discovery Fund
--------------------------------------------------------------------------------
10/31/94                 $10,000                         $10,000

10/95                      9,530                           8,694

10/96                     10,750                           9,703

10/97                     10,402                           9,868

10/98                     10,311                           9,335

10/99                     12,207                          16,999

10/00                     12,076                          23,811

10/01                      9,787                          16,216

10/02                     10,722                          12,902

10/03                     15,620                          21,204

10/31/04                  19,185                          24,932


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                           1 Year    5 Years     10 Years
--------------------------------------------------------------------------------

International Discovery Fund                     17.58%      7.96%        9.57%

MSCI EAFE Small Cap Index *                      20.13       5.11         0.86

Citigroup Non-U.S.Extended Market Index          22.82       6.23         5.15

Lipper International Small/
Mid-Cap Growth Funds Average                     18.21       4.37        10.54

*    Principal Return Only

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

Fund Expense Example
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

Fund Expense Example (continued)
--------------------------------------------------------------------------------

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

                            Beginning           Ending         Expenses Paid
                        Account Value    Account Value        During Period*
                               5/1/04         10/31/04    5/1/04 to 10/31/04
--------------------------------------------------------------------------------
Actual                       $  1,000      $  1,041.00              $   6.76

Hypothetical (assumes 5%
return before expenses)      $  1,000      $  1,018.52              $   6.68

* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.32%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.


Quarter-End Returns
--------------------------------------------------------------------------------

Periods Ended 9/30/04                         1 Year   5 Years    10 Years
--------------------------------------------------------------------------------
International Discovery Fund                  25.95%     8.52%       9.29%

MSCI EAFE Small Cap Index *                   24.38      3.96        0.59

Citigroup Non-U.S. Extended Market Index      27.65      5.37        5.01

Lipper International Small/
Mid-Cap Growth Funds Average                  25.17      4.65       10.35

*    Principal Return Only

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                Year
                               Ended
                            10/31/04   10/31/03   10/31/02   10/31/01   10/31/00
NET ASSET VALUE

Beginning of period        $   25.21  $   15.34  $   19.28  $   34.52  $   26.75

Investment activities
  Net investment
  income (loss)                 0.07       0.08       0.01       0.06       0.06

  Net realized and
  unrealized gain (loss)        4.33       9.79      (3.95)     (9.49)     10.39

  Total from
  investment activities         4.40       9.87      (3.94)     (9.43)     10.45

Distributions
  Net investment income       (0.08)         -          -          -          -

  Net realized gain           (0.06)         -          -      (5.83)     (2.81)

  Total distributions         (0.14)         -          -      (5.83)     (2.81)

Redemption fees added
to paid-in-capital             0.01          -          -       0.02       0.13

NET ASSET VALUE

End of period              $   29.48  $   25.21  $   15.34  $   19.28  $   34.52
                          ------------------------------------------------------

Ratios/Supplemental Data

Total return^                 17.58%     64.34%   (20.44)%   (31.90)%     40.07%

Ratio of total expenses to
average net assets             1.32%      1.41%      1.44%      1.38%      1.27%

Ratio of net investment
income (loss) to average
net assets                     0.28%      0.46%      0.06%      0.25%      0.15%

Portfolio turnover rate       106.4%     115.9%      93.9%      59.1%      81.0%

Net assets, end of period
(in thousands)             $ 879,580  $ 652,046  $ 359,514  $ 500,403  $ 905,387

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

Portfolio of Investments (1)                                Shares         Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

AUSTRALIA   7.9%

Common Stocks   7.9%

Aristocrat Leisure (ss.)                                 2,716,200        17,426

Bradken *                                                  849,400         1,954

Bradken, 144A *                                            800,000         1,840

Challenger Financial Services Group *(ss.)               5,565,600         2,619

Downer EDI (ss.)                                         1,886,300         6,396

GRD NL                                                   1,540,157         3,405

Lihir Gold *(ss.)                                        5,634,200         5,218

Minara Resources *                                       2,884,000         5,040

Oceana Gold (Regulation S shares) *                      2,373,183         1,790

Oil Search                                               5,233,500         6,801

Oxiana Limited *                                         6,978,000         5,055

Tap Oil *(ss.)                                           3,329,100         4,202

Unwired Australia *                                      5,076,793         3,185

Unwired Group *                                          1,135,851           712

Worley Group, 144A (ss.)                                   695,599         2,733

Worley Group (Regulation S shares) *(ss.)                  400,000         1,571

Total Australia (Cost $45,831)                                            69,947


BELGIUM   1.9%

Common Stocks   1.9%

Option *                                                   161,434         4,394

Telindus Group (ss.)                                       359,200         3,301

UCB                                                        178,270         9,413

Total Belgium (Cost $12,183)                                              17,108


CHINA   2.6%

Common Stocks   2.6%

China Insurance (HKD)                                    6,888,000         3,142

CSMC Tech (HKD), 144A *                                 45,335,000         3,145

Gome Electrical Appliances (HKD) *                       1,665,000         1,337

Gome Electrical Appliances
(Regulation S shares) (HKD) *                            4,994,000         4,010

Luen Thai Holdings (HKD) *                               6,579,000         3,381

Panva Gas Holdings (HKD), 144A *                         5,847,000         2,479

Shanghai Forte Land Company (H shares) (HKD) (ss.)       7,498,000         2,336

tom.com (HKD) *(ss.)                                    15,404,000         2,988

Total China (Cost $23,016)                                                22,818


DENMARK   0.6%

Common Stocks   0.6%

Ringkjoebing Landbobank                                     14,014         5,013

Total Denmark (Cost $3,869)                                                5,013


FINLAND   3.2%

Common Stocks   3.2%

CapMan Oyj (ss.)                                         2,041,900         4,763

Elisa, Series A *(ss.)                                     493,066         7,166

Pohjola Group (ss.)                                        354,150         3,711

Rapala VMC                                               1,039,118         7,418

Vacon                                                      336,700         4,713

Total Finland (Cost $22,305)                                              27,771


FRANCE   6.0%

Common Stocks   6.0%

Acadomia Group                                              38,700         2,462

Avenir Telecom *                                         2,363,965         4,550

Boiron                                                     132,000         3,455

Camaieu                                                     46,885         4,519

Cegedim                                                     48,935         3,743

GL Trade                                                    28,583           971

GL Trade (Regulation S shares)                              60,000         2,039

ILOG *                                                     359,700         4,563

Ipsos                                                       80,000         7,475

Neopost (ss.)                                              104,973         7,280

Oeneo, Warrants 8/26/06 *                                  169,728             6

Oeneo *                                                    369,428           612

Spir Communication                                          62,017        11,092

Total France (Cost $41,157)                                               52,767

GERMANY   7.7%

Common Stocks   6.7%

AWD Holding                                                112,600         3,933

Boewe Systec                                                88,377         4,478

Dis Deutscher, 144A                                        325,000        10,544

Evotec OAI *                                               346,342         1,245

GFK                                                        279,846         9,186

IDS Scheer                                                 468,241         8,232

K&S (ss.)                                                  343,800        14,314

Medion (ss.)                                               392,020         6,797

                                                                          58,729

Preferred Stocks   1.0%

Draegerwerk                                                 80,000         4,090

Rheinmetall                                                117,800         4,805

Sartorius *                                                 19,260           307

                                                                           9,202

Total Germany (Cost $55,935)                                              67,931


GREECE   1.9%

Common Stocks   1.9%

Folli-Follie                                               250,000         7,649

Germanos                                                    50,000         1,331

Germanos, 144A *                                           300,000         7,985

Total Greece (Cost $15,551)                                               16,965


HONG KONG   3.3%

Common Stocks   3.3%

Dickson Concepts                                         4,530,900         3,784

Giordano                                                 7,846,000         4,335

Grande Holdings *                                        2,960,000         3,004

Lifestyle International (ss.)                            3,220,500         4,427

Linmark Group (ss.)                                     10,067,000         3,395

Next Media *(ss.)                                        6,442,000         2,524

Oriental Press Group                                     7,944,000         2,934

Varitronix (ss.)                                         4,380,000         4,221

Total Hong Kong (Cost $25,012)                                            28,624


INDIA   5.8%

Common Stocks   5.8%

Arvind Mills *                                           1,871,700         3,269

Balaji Telefilms                                         1,471,100         3,051

Bombay Dyeing                                              748,000         2,873

CESC *                                                   1,094,962         2,936

Colgate-Palmolive (India)                                  757,600         2,441

Glaxo SmithKline                                           581,053         3,308

Gujarat Mineral Development                                372,000         2,101

HDFC Bank                                                  272,000         2,491

Himatsingka Seide                                          125,146           980

I-Flex Solutions                                           153,800         2,019

I-Flex Solutions, 144A                                     104,456         1,371

Indian Hotels                                              309,200         3,207

Kotak Mahindra Finance                                     628,000         2,492

LIC Housing Finance GDR (Regulation S shares) (USD) @      338,488         2,093

Petronet LNG *                                           4,853,400         2,506

Power Trading                                            1,835,200         2,128

Tata Tea                                                   160,900         1,454

UTI Bank                                                   927,800         3,134

Welspun Gujarat Stahl *                                  2,213,900         1,930

Welspun India *                                            948,850         2,177

Zee Telefilms                                              948,000         3,125

Total India (Cost $38,588)                                                51,086


IRELAND   0.6%

Common Stocks   0.6%

Icon ADR (USD) *                                           151,720         5,008

Total Ireland (Cost $2,277)                                                5,008

ISRAEL   0.5%

Common Stocks   0.5%

Partner Communications ADR (USD) *(ss.)                    720,296         4,718

Total Israel (Cost $13,851)                                                4,718


ITALY   1.8%

Common Stocks   1.8%

Immsi                                                    2,902,000         5,790

Sorin *(ss.)                                             3,303,860         9,813

Total Italy (Cost $15,761)                                                15,603


JAPAN   20.0%

Common Stocks   20.0%

Ahresty *                                                   95,900         1,248

Aica Kogyo                                                 267,000         3,188

Air Water (ss.)                                            579,000         3,626

Arnest One                                                 138,800         3,771

Aruze *                                                    229,000         4,536

As One Corporation (ss.)                                   115,700         3,350

Asahi Pretec                                               204,300         2,534

Axell                                                          534         3,249

Bando Chemical                                             698,000         2,752

BSL Corporation                                          1,741,000         3,087

Central Glass (ss.)                                        584,000         3,933

Century Leasing System                                     264,900         2,813

Chiyoda *                                                  562,000         4,251

Culture Convenience                                        237,600         2,958

Doshisha                                                   103,200         3,426

Furuno Electric                                            205,000         1,673

Gulliver International                                      36,390         3,693

Hisamitsu Pharmaceutical                                   146,000         2,684

Hokuto                                                     159,600         2,924

I Rom                                                          656         1,033

J-Oil Mills                                              1,363,000         5,130

JSP Corporation                                             35,700           370

Kanto Denka Kogyo                                          285,000         1,000

Leopalace21                                                272,100         4,969

Maruha Group *                                           2,487,000         5,395

Netprice *                                                     185         1,002

Netprice (Bonus shares) *                                      104           563

NHK Spring (ss.)                                           677,000         4,674

Nichi-iko Pharmaceutical                                   125,000         1,095

Nihon Parkerizing (ss.)                                    359,000         3,054

Nihon Trim                                                  36,300         2,503

Nippon Restaurant System                                    58,900         2,772

Nishimatsuya Chain *                                       117,400         4,053

Nitori (ss.)                                                50,700         2,750

Okinawa Cellular Telephone                                     341         1,608

Okinawa Cellular Telephone (Bonus shares) *                    341         1,608

OMC Card *(ss.)                                            504,000         5,662

Phoenix Electric (ss.)                                     136,800         2,142

Phoenix Electric (Bonus shares) *                          125,600         1,967

Point (ss.)                                                164,400         4,435

Roland DG Corporation                                       60,100         2,976

Ryobi                                                      766,000         2,746

Sansui Electric *                                        1,480,000           447

Sekisui Jushi                                              410,000         2,382

Shimadzu (ss.)                                             950,000         5,278

SMBS Friend Securities *                                   819,500         5,187

Snow Brand Milk *(ss.)                                     887,000         2,610

Sumitomo Heavy Industries *(ss.)                         1,519,000         4,413

Take & Give Needs *(ss.)                                       350           376

Take & Give Needs (Bonus shares) *(ss.)                      3,150         3,387

Tohokushinsha Film                                          43,200         1,117

Token *                                                     78,800         3,523

Toyota Tsusho (ss.)                                        436,000         5,745

Tsumura & Company (ss.)                                    280,000         4,331

U's BMB Entertainment                                      661,000         3,554

USS (ss.)                                                  106,960         8,646

Yamato Kogyo                                               149,000         1,931

Total Japan (Cost $170,198)                                              176,130

MALAYSIA   1.3%

Common Stocks   1.3%

CIMB Berhad                                                803,600         1,036

Hong Leong Bank                                          1,915,000         2,646

IJM                                                      1,381,900         1,709

Pos Malaysia & Services Holdings                         1,356,300           817

Redtone International                                    1,000,000           571

Symphony House                                           5,842,950         1,184

Symphony House, Warrants 4/28/09 *                       1,028,850            69

Transmile Group                                          1,696,700         3,349

Total Malaysia (Cost $9,250)                                              11,381


NETHERLANDS   1.2%

Common Stocks   1.2%

Koninklijke Wessanen GDS                                   327,200         4,280

Van der Moolen Holding *(ss.)                              762,500         4,442

Versatel Telecom *(ss.)                                  1,097,000         2,293

Total Netherlands (Cost $13,832)                                          11,015


NEW ZEALAND   1.5%

Common Stocks   1.5%

Carter Holt Harvey                                       3,144,596         4,622

Fisher & Paykel Healthcare (ss.)                         2,803,020         5,558

Sky Network Television *                                   717,000         2,731

Total New Zealand (Cost $9,607)                                           12,911


NORWAY   0.8%

Common Stocks   0.8%

Norwegian Air Shuttle *                                    884,500         1,148

Visma ASA (ss.)                                            572,600         5,553

Total Norway (Cost $10,358)                                                6,701

SINGAPORE   0.7%

Common Stocks   0.7%

Creative Technology                                        191,400         2,163

GES International                                        4,114,000         1,657

Goodpack                                                 4,271,000         2,618

Total Singapore (Cost $6,295)                                              6,438


SOUTH KOREA   1.9%

Common Stocks   1.9%

Amorepacific                                                16,130         3,153

Cheil Communications                                        25,550         3,375

Handsome (ss.)                                             211,960         1,814

LG Ad                                                      154,900         2,903

Ncsoft *                                                    31,740         3,031

Plenus                                                     278,450         2,820

Total South Korea (Cost $16,377)                                          17,096


SPAIN   1.2%

Common Stocks   1.2%

Baron de Ley *(ss.)                                         99,455         4,264

Cortefiel (ss.)                                            492,300         6,433

Total Spain (Cost $7,963)                                                 10,697


SWEDEN   2.8%

Common Stocks   2.8%

Bergman & Beving, Series B                                 658,415         5,472

D. Carnegie                                                549,000         5,569

Observer                                                 1,633,820         6,445

Teleca, Series B *                                       1,650,400         6,835

Total Sweden (Cost $23,240)                                               24,321


SWITZERLAND   3.2%

Common Stocks   3.2%

Bachem Holding, Class B                                     75,100         4,179

Baloise (ss.)                                              125,100         4,953

Basilea Pharmaceut *                                       100,000         6,500

Phonak Holding                                             262,000         8,198

TEMENOS Group *                                            587,500         4,167

Total Switzerland (Cost $29,239)                                          27,997


TAIWAN   1.7%

Common Stocks   1.7%

Advantech                                                1,472,283         3,151

Basso Industry *                                         1,192,400         2,463

Far Eastone Telecommunications, 144A                     3,590,697         3,838

Min Aik Technology                                         980,100         2,054

Taiflex Scientific                                         934,871         1,052

Test Rite                                                4,595,628         2,559

Total Taiwan (Cost $14,702)                                               15,117


THAILAND   0.4%

Common Stocks   0.4%

C.P. 7-Eleven                                            1,165,900         1,534

Major Cineplex Group                                     5,526,900         1,576

Total Thailand (Cost $3,693)                                               3,110


UNITED KINGDOM   14.4%

Common Stocks   14.4%

3i Group                                                   813,500         8,694

Admiral Group, 144A *                                      750,000         4,021

Admiral Group *                                            100,000           536

Arena Leisure *                                          4,918,756         3,542

Benfield Group                                           1,823,800         8,975

Cairn Energy *                                             325,500         8,790

Carphone Warehouse                                       1,486,300         4,540

Close Brothers Group                                       335,400         4,086

Collins Stewart Tullett                                    591,600         4,246

Dignity Caring Funeral Service (Regulation S shares)     1,000,000         5,696

Eidos *                                                  4,000,000         6,494

F & C Asset Management (Regulation S shares) *             800,000         3,420

GW Pharmaceuticals *                                       725,000         1,949

Incepta Group                                            3,344,700         3,958

Investec                                                   247,171         5,623

ITE Group                                                3,476,800         4,991

Jessops, 144A *                                          3,000,000         8,531

Marlborough Stirling                                     8,544,273         6,976

Merchant Retail Group                                    1,508,325         4,123

Moneybox (Regulation S shares) *                         4,590,700         2,927

Paypoint *                                                 328,700         1,339

Paypoint (Regulation S shares) *                           260,000         1,059

PHS Group                                                4,809,400         6,176

Pinewood Shepperton (Regulation S shares) *                884,200         3,707

Taylor Nelson                                            1,027,334         4,354

Warner Chilcott                                            477,675         7,545

Total United Kingdom (Cost $117,424)                                     126,298


UNITED STATES   0.6%

Common Stocks   0.6%

deCODE GENETICS *(ss.)                                     753,200         5,272

Total United States (Cost $3,634)                                          5,272


SHORT-TERM INVESTMENTS   2.9%

Money Market Funds   2.9%

T. Rowe Price Reserve Investment Fund, 1.81% #!         25,490,755        25,491

Total Short-Term Investments (Cost $25,491)                               25,491


SECURITIES LENDING COLLATERAL   12.6%

Money Market Pooled Account   12.6%

Investment in money market pooled account
managed by JP Morgan Chase Bank, London, 1.788% #      110,822,886       110,823

Total Securities Lending Collateral (Cost $110,823)                      110,823

Total Investments in Securities

111.0% of Net Assets (Cost $887,462)                                   $976,157
                                                                       --------

    (1) Denominated in currency of country of incorporation unless otherwise noted

      # Seven-day yield

      * Non-income producing

  (ss.) All or a portion of this security is on loan at October 31, 2004 - See
        Note 2

      ! Affiliated company - See Note 5

      @ Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

   144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $46,487 and represents 5.3% of net assets

    ADR American Depository Receipts

    GDR Global Depository Receipts

    GDS Global Depository Shares

    HKD Hong Kong dollar

    USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value
  Affiliated companies (cost $25,491)                              $     25,491

  Other companies (cost $861,971)                                       950,666

  Total investments in securities                                       976,157

Other assets                                                             30,783

Total assets                                                          1,006,940

Liabilities

Obligation to return securities lending collateral                      110,823

Other liabilities                                                        16,537

Total liabilities                                                       127,360

NET ASSETS                                                         $    879,580
                                                                   ------------

Net Assets Consist of:

Undistributed net investment income (loss)                         $        241

Undistributed net realized gain (loss)                                 (125,466)

Net unrealized gain (loss)                                               88,892

Paid-in-capital applicable to 29,836,398 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      915,913

NET ASSETS                                                         $    879,580
                                                                   ------------

NET ASSET VALUE PER SHARE                                          $      29.48
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
($ 000s)

                                                                            Year
                                                                           Ended
                                                                        10/31/04
Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $1,245)                       $      11,833

  Securities lending                                                        647

  Interest (net of foreign taxes of $1)                                      24

  Total income                                                           12,504

Expenses
  Investment management                                                   8,325

  Shareholder servicing                                                   1,407

  Custody and accounting                                                    382

  Prospectus and shareholder reports                                        106

  Legal and audit                                                            48

  Registration                                                               39

  Directors                                                                   7

  Miscellaneous                                                               7

  Total expenses                                                         10,321

Net investment income (loss)                                              2,183

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities (Net of foreign taxes of $1,814)                           151,309

  Foreign currency transactions                                            (938)

  Net realized gain (loss)                                              150,371

Change in net unrealized gain (loss)
  Securities (Net of decrease in foreign taxes of $311)                 (32,105)

  Other assets and liabilities
  denominated in foreign currencies                                         294

  Change in net unrealized gain (loss)                                  (31,811)

Net realized and unrealized gain (loss)                                 118,560

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $     120,743
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
($ 000s)
                                                               Year
                                                              Ended
                                                           10/31/04     10/31/03
Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                           $   2,183     $  1,988

  Net realized gain (loss)                                 150,371       18,615

  Change in net unrealized gain (loss)                     (31,811)     214,212

  Increase (decrease) in net assets from operations        120,743      234,815

Distributions to shareholders
  Net investment income                                     (2,116)           -

  Net realized gain                                         (1,587)           -

  Decrease in net assets from distributions                 (3,703)           -

Capital share transactions *
  Shares sold                                              251,986      133,313

  Distributions reinvested                                   3,574            -

  Shares redeemed                                         (145,364)     (75,638)

  Redemption fees received                                     298           42

  Increase (decrease) in net assets from capital
  share transactions                                       110,494       57,717

Net Assets

Increase (decrease) during period                          227,534      292,532

Beginning of period                                        652,046      359,514

End of period                                            $ 879,580     $652,046
                                                         ---------     --------

(Including undistributed net investment income of $241 at 10/31/04 and $1,988 at 10/31/03)

*Share information
  Shares sold                                                9,155        6,627

  Distributions reinvested                                     141            -

  Shares redeemed                                           (5,325)      (4,191)

  Increase (decrease) in shares outstanding                  3,971        2,436

The accompanying notes are an integral part of these financial statements.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 20% of the fund's net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent.

At October 31, 2004, the value of loaned securities was $99,389,000; aggregate collateral consisted of $110,823,000 in the money market pooled accounts and U.S. government securities valued at $1,053,000.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $882,722,000 and $781,632,000, respectively, for the year ended October 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $3,703,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                         $   145,566,000

Unrealized depreciation                                             (57,731,000)

Net unrealized appreciation (depreciation)                           87,835,000

Undistributed ordinary income                                         1,073,000

Capital loss carryforwards                                         (125,241,000)

Paid-in capital                                                     915,913,000

Net assets                                                      $   879,580,000
                                                                ---------------

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $1,057,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of October 31, 2004.

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $152,258,000 of capital loss carryforwards. As of October 31, 2004, the fund had $3,546,000 of capital loss carryforwards that expire in fiscal 2009, and $121,695,000 that expire in fiscal 2010.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------

Undistributed net investment income                                $ (1,814,000)

Undistributed net realized gain                                       1,814,000

At October 31, 2004, the cost of investments for federal income tax purposes was $888,519,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At October 31, 2004, the fund had a capital gain tax refund receivable of $72,000, no deferred tax liability, and $209,000 of capital loss carryforwards that expire in 2013.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $778,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $90,000 for Price Associates, $738,000 for T. Rowe Price Services, Inc., and $174,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $109,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $15,000 of Spectrum Funds' expenses, of which $9,000 related to services provided by Price and $2,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 0.5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $448,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $25,491,000 and $31,441,000, respectively.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price International Discovery Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Discovery Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

Tax Information (unaudited) for the Tax Year Ended 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $1,587,000 from short-term capital gains.

For taxable non-corporate shareholders, $4,046,000 of the fund's income and short-term capital gains represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $4,046,000 and foreign taxes paid of $2,926,000.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price International Discovery Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, and Chief
(1945)                        Executive Officer, The Rouse Company, real
1991                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC,
(1943)                        an acquisition and management advisory firm
1988

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and  Pacific
2001                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corporation

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh, Inc. (1999-2003);
2003                          Managing Director and Head of International
                              Private Banking, Bankers Trust (1996-1999)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc.,
(1946)                        a real estate investment company; Blackstone
2001                          Real Estate Advisors, L.P.

* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
2002                          President, T. Rowe Price Group, Inc.; Chairman
[111]                         of the Board and Director, T. Rowe Price Global
                              Asset Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, International Funds

* Each inside director serves until retirement, resignation, or election of a successor.


Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice-President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,Inc.
Vice President, International Funds     and T. Rowe Price International, Inc.

Stephen V. Booth CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary,
                                        T. Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,Inc.
Vice President, International Funds     and T. Rowe Price International, Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,Inc.
Vice President, International Funds     and T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,Inc.
Vice President, International Funds     and T. Rowe Price International, Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski  (1966)           Vice President, T. Rowe Price
Vice President, International Funds     and T. Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc.,T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/ Deutsche
                                        Asset Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served               Principal Occupation(s)

Patricia B. Lippert (1953)             Assistant Vice President, T. Rowe Price
Secretary, International Funds         and T. Rowe Price Investment Services,
                                       Inc.

Raymond A. Mills, Ph.D., CFA (1960)    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and T. Rowe Price
                                       International, Inc.

George A. Murnaghan (1956)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., T. Rowe Price
                                       International, Inc., T. Rowe Price
                                       Investment Services, Inc., and T. Rowe
                                       Price Trust Company

Philip A. Nestico (1976)               Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)            Vice President, T. Rowe Price Group,Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Robert A. Revel-Chion (1965)           Vice President, T. Rowe Price Group,Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Christopher J. Rothery (1963)          Vice President, T. Rowe Price Group,Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

James B.M. Seddon (1964)               Vice President, T. Rowe Price Group,Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Robert W. Smith (1961)                 Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds    Price Group, Inc., and  T. Rowe Price
                                       International, Inc.

Dean Tenerelli (1964)                  Vice President, T. Rowe Price Group,Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Justin Thomson (1968)                  Vice President, T. Rowe Price Group,Inc.,
Vice President, International Funds    and T. Rowe Price International, Inc.

Julie L. Waples (1970)                 Vice President, T. Rowe Price
Vice President, International Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President,T. Rowe Price
                                        International, Inc.; Director,T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $13,502               $14,426
     Audit-Related Fees                       1,317                   790
     Tax Fees                                 5,967                 4,457
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004